UNITED STATES BANKRUPTCY COURT
                             FOR THE DISTRICT OF DELAWARE

In re General DataComm, Inc.                    Case No. 01-11102
                                               Reporting Period: January 2002

                               MONTHLY OPERATING REPORT

                File with Court and submit copy to United States
                    Trustee within 20 days after end of month
                  (Forms are reported in thousands of dollars)

Submit copy of report to any official committee appointed in the case.

                                                           Document Explanation
REQUIRED DOCUMENTS                             Form No.    Attached   Attached
-------------------------------------------------------------------------------
Schedule of Cash Receipts and Disbursements     MOR-1           X
     Bank Reconciliation (or copies of debtor's
       bank reconciliations)                    MOR-1 (CON'T)   X
     Copies of bank statements                                  X
     Cash disbursements journals                                X
Statement of Operations                         MOR-2           X
Balance Sheet                                   MOR-3           X
Status of Postpetition Taxes                    MOR-4           X
    Copies of IRS Form 6123 or payment receipt                  X
    Copies of tax returns filed during reporting period        N/A
Summary of Unpaid Postpetition Debts            MOR-4           X
    Listing of aged accounts payable                            X
Accounts Receivable Reconciliation and Aging    MOR-5           X
Debtor Questionnaire                            MOR-5           X

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.


---------------------
Signature of Debtor                              Date

---------------------
Signature of Joint Debtor                        Date

/S/ W. G. HENRY                                  3/21/02
---------------------                            ---------
Signature of Authorized Individual*              Date

WILLIAM G. HENRY                                 VP & CFO
---------------------                            ----------
Printed Name of Authorized Individual            Title of Authorized Individual


*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

                                                                        FORM MOR
                                                                          (9/99)

In re General DataComm, Inc.                    Case No. 01-11102
          Debtor                                Reporting Period: January 2002

                   SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor's books, not the bank statement. The beginning cash should be the ending cash from the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the "CURRENT MONTH - ACTUAL" column must equal the sum of the four bank account columns. The amounts reported in the "PROJECTED" columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1) . Attach copies of the bank statements and the cash disbursements journal. The total disbursements listed in the disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each account. [See MOR-1 (CON'T)]

                                    BANK ACCOUNTS                     CURRENT MONTH              CUMULATIVE FILING TO DATE
                                    -------------                     -------------              -------------------------
                             OPER.  PAYROLL   TAX   OTHER           ACTUAL     PROJECTED           ACTUAL     PROJECTED
-----------------------------------------------------------      --------------------------     --------------------------
CASH BEGINNING  OF MONTH     1,805    (24)      0       0               1,781         (373)             186        8
-----------------------------------------------------------      --------------------------     --------------------------
RECEIPTS
-----------------------------------------------------------      --------------------------     --------------------------
CASH  SALES                                                                 0            0                0        0
ACCOUNTS RECEIVABLE         2,587                                       2,587        3,072            8,561    6,649
LOANS AND ADVANCES                                                          0            0               10    5,810
SALE  OF  ASSETS                                                            0            0                0        0
TRANSFERS FROM OPERATING
  ACCT                                944                                 944            0            1,654    1,110
OTHER                         411      28                                 439            0            1,195        0
TRANSFERS  (FROM  DIP ACCTS)  306                                         306        1,634            1,256    2,356

-----------------------------------------------------------      --------------------------     --------------------------
    TOTAL  RECEIPTS         3,304     972       0       0               4,276        4,706           12,676   15,925
-----------------------------------------------------------      --------------------------     --------------------------
DISBURSEMENTS
-----------------------------------------------------------      --------------------------     --------------------------
NET PAYROLL                   944     624                               1,568          869            3,385    2,469
PAYROLL TAXES                         320                                 320            0              788        0
SALES, USE, & OTHER TAXES      21                                          21           27               21      229
INVENTORY PURCHASES         1,460                                       1,460        1,868            4,124    6,101
SECURED/RENTAL/LEASES                                                       0            0                0      158
INSURANCE                     132                                         132          175              406      810
ADMINISTRATIVE                                                              0            0                0        0
SELLING                                                                     0            0                0        0
UTILITIES                     181                                         181          209              210      743
INTEREST                                                                    0            0                0      264
LOAN PAYMENTS                 173                                         173        1,110              931    3,600
OTHER  (ATTACH  LIST)         240                                         240          736              880    2,145

OWNER DRAW *                                                                0            0                0        0
TRANSFERS (TO DIP ACCTS)                                                    0            0                0       75

PROFESSIONAL FEES             101                                         101          300              101      300
U.S. TRUSTEE QUARTERLY FEES                                                 0            0                0        0
COURT COSTS                                                                 0            0                0        0
OUTSTANDING CHECKS            191      28                                 219            0              374        0
-----------------------------------------------------------      ---------------------------    ------------------------
TOTAL DISBURSEMENTS         3,443     972         0       0             4,415        5,294           11,220   16,894
-----------------------------------------------------------      ---------------------------    ------------------------
NET CASH FLOW                (139)      0         0       0              (139)        (588)           1,456     (969)
(RECEIPTS LESS DISBURSEMENTS)
-----------------------------------------------------------      ---------------------------     -----------------------
CASH - END OF MONTH         1,666     (24)        0       0             1,642         (961)           1,642     (961)
------------------------------------------------------------------------------------------------------------------------
* COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

Reconciliation of Final Cash Balance:

  General DataComm Inc. MOR:
     Outstanding Checks            (191)
     Manual Payroll Account           1
     Auto Payroll Account           (25)
     Manual Deposit Account           2
     Petty Cash                       2
     Canada - Bank of Montreal       52
                                  -----
                                   (159)

  General DataComm Industries MOR:
     American National Bank           0
     Bank of New York             1,801
                                  -----
                                  1,801
                                  -----
  Total Cash Reported Above:      1,642
                                  =====

                                                                     FORM MOR-1

In re General DataComm, Inc.                   Case No. 01-11102
         Debtor                                Reporting Period: January 2002

                              BANK RECONCILIATIONS
                          Continuation Sheet for MOR-1

A bank reconciliation must be included for each bank account. The debtor's bank reconciliation may be substituted for this page.

                                Operating     Payroll      Tax       Other
                                #             #            #         #
------------------------------------------------------------------------------
BALANCE PER BOOKS
------------------------------------------------------------------------------
BANK BALANCE
(+) DEPOSITS IN TRANSIT (ATTACH LIST)
(-)  OUTSTANDING CHECKS (ATTACH LIST)
OTHER  (ATTACH EXPLANATION)
ADJUSTED BANK BALANCE *
------------------------------------------------------------------------------
* Adjusted bank balance must equal
    balance per books
------------------------------------------------------------------------------
DEPOSITS IN TRANSIT            Date  Amount  Date Amount Date Amount Date Amount
                               -------------------------------------------------


CHECKS OUTSTANDING             Ck.#  Amount  Ck.# Amount Ck.# Amount Ck.# Amount
                               ------------------------------------------------


OTHER
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

In re General DataComm, Inc.                    Case No. 01-11102
            Debtor                              Reporting Period.: January 2002

                             STATEMENT OF OPERATIONS
                               (Income Statement)

The Statement of Operations is to be prepared on an accrual basis. The accrual basis of accounting recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid.

                                                              Cumulative
REVENUES                                          Month     Filing to Date
-------------------------------------------------------------------------------
Gross Revenues                                    $2,323        $7,558
Less:  Returns and Allowances                                        0
Net Revenue                                       $2,323        $7,558
-------------------------------------------------------------------------------
COST OF GOODS SOLD
-------------------------------------------------------------------------------
Beginning Inventory                                4,926         5,291
Add: Purchases                                     1,608         2,977
Add: Cost of Labor                                    32           162
Add: Other Costs (attach schedule)                   233           744
Less: Ending Inventory                             5,564         5,564
Cost of Service                                    1,235         3,610
-------------------------------------------------------------------------------
Gross Profit                                       1,088         3,948
-------------------------------------------------------------------------------
OPERATING EXPENSES
-------------------------------------------------------------------------------
Advertising                                           0              1
Auto and Truck Expense
Bad Debts
Contributions
Employee Benefits Programs                           74            197
Insider Compensation*
Insurance
Management Fees/Bonuses
Office Expense
Pension & Profit-Sharing Plans
Repairs and Maintenance                              76            142
Rent and Lease Expense                                              12
Salaries/Commissions/Fees                           649          1,609
Supplies                                              0             -1
Taxes - Payroll                                      55            108
Taxes - Real Estate                                  10             30
Taxes - Other                                        74             90
Travel and Entertainment                              5             26
Utilities                                            64            141
Other (attach schedule)                             -74            485
-------------------------------------------------------------------------------
Total Operating Expenses Before Depreciation        933          2,840
-------------------------------------------------------------------------------
Depreciation/Depletion/Amortization                  13             35
-------------------------------------------------------------------------------
Net Profit (Loss) Before Other Income & Expenses    142          1,073
-------------------------------------------------------------------------------
OTHER INCOME AND EXPENSES
-------------------------------------------------------------------------------
Other Income (attach schedule)
Interest Expense                                    495          1,540
Other Expense (attach schedule)                    -342            -31
-------------------------------------------------------------------------------
Net Profit (Loss) Before Reorganization Items       -11           -436
-------------------------------------------------------------------------------
REORGANIZATION ITEMS
-------------------------------------------------------------------------------
Professional Fees                                   300            850
U.S. Trustee Quarterly Fees
Interest Earned on Accumulated Cash from Chapter 11
  (see continuation sheet)
Gain (Loss) from Sale of Equipment
Other Reorganization Expenses (attach schedule)
-------------------------------------------------------------------------------
Total Reorganization Expenses                      300             850
Income Taxes                                        13              58
-------------------------------------------------------------------------------
Net Profit (Loss)                                ($324)        ($1,344)
-------------------------------------------------------------------------------

*"Insider" is defined in 11 U.S.C. Section 101(31).

                                                                   FORM MOR-2

In re General DataComm, Inc.                   Case No. 01-11102
           Debtor                              Reporting Period: January 2002


                  STATEMENT OF OPERATIONS - continuation sheet

-------------------------------------------------------------------------------
                                                            Cumulative
BREAKDOWN OF "OTHER" CATEGORY                   Month       Filing to Date
-------------------------------------------------------------------------------
Other Costs

Other Operational Expenses
  Allocated Expense                              -172         -114
  Communications                                   42           41
  Outside Services                                  0          381
  Freight                                           3           16
  Misc.                                            53          161
------------------------------------------------------------------------------
                                                  -74          485
------------------------------------------------------------------------------
Other Income
------------------------------------------------------------------------------
Other Expenses (Income)                          -342          -31
  Life insurance claim on former CEO
------------------------------------------------------------------------------

Other Reorganization Expenses

-------------------------------------------------------------------------------

Reorganization Items - Interest Earned on Accumulated Cash from Chapter 11:
Interest earned on cash accumulated during the Chapter 11 case, which would not have been earned but for the bankruptcy proceeding, should be reported as a reorganization item.
                                                            FORM MOR-2 (CON'T)
                                                            (9/99)

In re  General DataComm, Inc.                 Case No.  01-11102
              Debtor                          Reporting Period:  January 2002

                                  BALANCE SHEET

The Balance Sheet is to be completed on an accrual basis only. Pre-petition liabilities must be classified separately from postpetition obligations.

-------------------------------------------------------------------------------
                                    BOOK VALUE AT END OF       BOOK VALUE ON
                  ASSETS           CURRENT REPORTING MONTH     PETITION DATE
-------------------------------------------------------------------------------
CURRENT ASSETS
-------------------------------------------------------------------------------
Unrestricted Cash and Equivalents              -159                     191
Restricted Cash and Cash
  Equivalents (see continuation sheet)
Accounts Receivable (Net)                     5,088                   5,609
Notes Receivable
Inventories                                   5,564                   5,291
Prepaid Expenses                                204                      24
Professional Retainers
Other Current Assets (attach schedule)           27                     284
-------------------------------------------------------------------------------
TOTAL CURRENT ASSETS                        $10,724                 $11,399
-------------------------------------------------------------------------------
PROPERTY AND EQUIPMENT
-------------------------------------------------------------------------------
Real Property and Improvements
Machinery and Equipment                      88,200                  92,280
Furniture, Fixtures and Office Equipment
Leasehold Improvements
Vehicles
Less Accumulated Depreciation                87,840                  91,095
-------------------------------------------------------------------------------
TOTAL PROPERTY & EQUIPMENT                  $   360                 $ 1,185
-------------------------------------------------------------------------------
OTHER ASSETS
-------------------------------------------------------------------------------
Loans to Insiders*
Other Assets (attach schedule)                    0                     124
-------------------------------------------------------------------------------
TOTAL OTHER ASSETS                          $     0                 $   124
-------------------------------------------------------------------------------
TOTAL ASSETS                                $11,084                 $12,708
-------------------------------------------------------------------------------


                                       BOOK VALUE AT END OF       BOOK VALUE ON
   LIABILITIES AND OWNER EQUITY       CURRENT REPORTING MONTH     PETITION DATE
-------------------------------------------------------------------------------
LIABILITIES NOT SUBJECT TO COMPROMISE
 (Postpetition)
-------------------------------------------------------------------------------
Accounts Payable                               -392                       0
Taxes Payable (refer to FORM MOR-4)
Wages Payable                                    47
Notes Payable
Rent/Leases - Building/Equipment
Secured Debt/Adequate Protection Payments
Professional Fees                               740
Amounts Due to Insiders*
Other Postpetition Liabilities
    (attach schedule)                           512
-------------------------------------------------------------------------------
TOTAL POSTPETITION LIABILITIES                 $907                     $0
-------------------------------------------------------------------------------
LIABILITIES SUBJECT TO COMPROMISE (Pre-Petition)
-------------------------------------------------------------------------------
Secured Debt
Priority Debt
Unsecured Debt (1)                          252,931                 253,987
-------------------------------------------------------------------------------
TOTAL PRE-PETITION LIABILITIES (1)         $252,931                $253,987
-------------------------------------------------------------------------------
TOTAL LIABILITIES                          $253,832                $253,987
-------------------------------------------------------------------------------
OWNER EQUITY
-------------------------------------------------------------------------------
Capital Stock                                 7,588                   7,588
Additional Paid-In Capital                   72,915                  72,915
Partners' Capital Account
Owner's Equity Account
Retained Earnings - Pre-Petition           -322,215                -322,215
Retained Earnings - Post-Petition            -1,042
Adjustments to Owner Equity
  (attach schedule)- FCT                          0                     433
Postpetition Contributions (Distributions)
  (Draws) (attach schedule)
-------------------------------------------------------------------------------
NET OWNER EQUITY                          ($242,754)              ($241,279)
-------------------------------------------------------------------------------

TOTAL LIABILITIES AND OWNERS' EQUITY       $ 11,084                $ 12,708
==============================================================================
 *"Insider" is defined in 11 U.S.C. Section 101(31).
                                                                   FORM MOR-3

(1) Includes vendor prepaymens made but not yet removed from the Accounts Payable system.

In re: General DataComm, Inc.                      Case No. 01-11102
               Debtor                          Reporting Period: January 2002


                       BALANCE SHEET - continuation sheet

--------------------------------------------------------------------------------
                                        BOOK VALUE AT END OF      BOOK VALUE ON
   ASSETS                              CURRENT REPORTING MONTH    PETITION DATE
--------------------------------------------------------------------------------
Other Current Assets
  Tax Receivable                                173                     384
  Other                                        -146                    -100
-------------------------------------------------------------------------------
Other Assets
  Other Long Term Assets                          0                     124

-------------------------------------------------------------------------------
                                        BOOK VALUE AT END OF      BOOK VALUE ON
   LIABILITIES AND OWNER EQUITY        CURRENT REPORTING MONTH    PETITION DATE
-------------------------------------------------------------------------------

Other Postpetition Liabilities
  Accrued Interest                               85
  Accrued Tax                                   422
  Other                                           5
                                                ---
                                                512
Adjustments to Owner Equity


Postpetition Contributions (Distributions) (Draws)


-------------------------------------------------------------------------------

Restricted Cash: Cash that is restricted for a specific use and not available to fund operations. Typically, restricted cash is segregated into a separate account, such as an escrow account.

                                                            FORM MOR-3 (CON'T)
                                                                          (9/99)

In re General DataComm, Inc.                   Case No. 01-11102
               Debtor                          Reporting Period: January 2002

                             STATUS OF POSTPETITION TAXES

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero. Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes. Attach photocopies of any tax returns filed during the reporting period.


----------------------------------------------------------------------------------------------------
                      Beginning   Amount                                                  Ending
                        Tax       Withheld    Amount    Date                    Check No.    Tax
                      Liability   or Accrued   Paid     Paid                     or EFT   Liability
----------------------------------------------------------------------------------------------------
Federal
----------------------------------------------------------------------------------------------------
Withholding             0          138        138   1/3; 1/9; 1/16; 1/23; 1/30     EFT          0
FICA-Employee           0           64         64   1/3; 1/9; 1/16; 1/23; 1/30     EFT          0
FICA-Employer           0           64         64   1/3; 1/9; 1/16; 1/23/ 1/30     EFT          0
Unemployment            0            5          5   1/3; 1/9; 1/16; 1/23; 1/30     EFT          0
Income                  0            0          0                                               0
Other:                  0            0          0                                               0
----------------------------------------------------------------------------------------------------
 Total Federal Taxes    0          271        271                                               0
----------------------------------------------------------------------------------------------------
State and Local
----------------------------------------------------------------------------------------------------
Withholding             0           27         27   1/3; 1/9; 1/16; 1/23; 1/30    EFT           0
Sales                   0          (11)         5                                 EFT          (6)
Excise                  0            0          0                                               0
Unemployment            0           22         22   1/3; 1/9; 1/16; 1/23; 1/30    EFT           0
Real Property           0           84          0                                              84
Personal Property       0          135          0                                             135
Other:                  0           18          0                                              18
----------------------------------------------------------------------------------------------------
 Total State and Local  0          275         54                                             231
----------------------------------------------------------------------------------------------------
Total Taxes             0          546        325                                             231
----------------------------------------------------------------------------------------------------

                         SUMMARY OF UNPAID POSTPETITION DEBTS

Attach aged listing of accounts payable.
-------------------------------------------------------------------------------
                                              Number of Days Past Due
                             --------------------------------------------------
                             Current  0-30   31-60   61-90     Over 90   Total
-------------------------------------------------------------------------------
Accounts Payable
Wages Payable
Taxes Payable
Rent/Leases-Building
Rent/Leases-Equipment
Secured Debt/Adequate Protection Payments
Professional Fees
Amounts Due to Insiders*
Other:
Other:
-------------------------------------------------------------------------------
Total Postpetition Debts
-------------------------------------------------------------------------------

Explain how and when the Debtor intends to pay any past-due postpetition debts.

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

*"Insider" is defined in 11 U.S.C. Section 101(31).                 FORM MOR-4
                                                                          (9/99)

In re General DataComm, Inc.                   Case No. 01-11102
            Debtor                             Reporting Period: January 2002

                  ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

-------------------------------------------------------------------------------
Accounts Receivable Reconciliation                                  Amount
--------------------------------------------------------------------------------
Total Accounts Receivable at the beginning of
  the reporting period                                                  8,047
+ Amounts billed during the period                                      2,389
- Amounts collected during the period                                  -2,640
--------------------------------------------------------------------------------
Total Accounts Receivable at the end of the reporting period            7,796
--------------------------------------------------------------------------------

Accounts Receivable Aging                                           Amount
--------------------------------------------------------------------------------
0 - 30 days old                                                         5,530
31 - 60 days old                                                          521
61 - 90 days old                                                          520
91+ days old                                                            1,225
Total Accounts Receivable                                               7,796
Amount considered uncollectible (Bad Debt)                                555
Additional Reserves                                                     2,153
Accounts Receivable (Net)                                               5,088
--------------------------------------------------------------------------------

                              DEBTOR QUESTIONNAIRE

--------------------------------------------------------------------------------
Must be completed each month                                       Yes     No
-------------------------------------------------------------------------------
1. Have any  assets  been  sold or  transferred
   outside  the  normal  course of business this reporting
   period? If yes, provide an explanation below.                           X

2. Have any  funds  been  disbursed  from any  account
   other  than a debtor in possession  account this
   reporting period? If yes, provide an explanation below.                 X

3. Have all postpetition tax returns been timely filed?
   If no, provide an explanation below.                                    X(A)

4. Are workers compensation, general liability and other
   necessary insurance coverages in effect?  If no, provide
   an explanation below.                                           X

--------------------------------------------------------------------------------
(A) There is a pre-petition property tax return which was originally due on November 1, 2001. The Company intends to file this return in March 2002.
                                                                      FORM MOR-5
                                                                          (9/99)